Prospectus supplement dated June 1, 2017
to the following prospectus(es):
America's Future Horizon Annuity, BOA Choice Annuity, ElitePRO Classic, ElitePRO LTD, Key Future, NEA Valuebuilder Future, NEA Valuebuilder Select, Paine Webber Choice Annuity, America's Vision Annuity, America's Vision Plus Annuity, BOA InvestCare, Nationwide Enterprise The Best of America Annuity, BOA Exclusive Annuity, BOA Last Survivor FPVUL, and BOA SPVL
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	Effective May 1, 2017, the Sub-Advisor for the following underlying mutual funds are updated as indicated below:
Dreyfus Sustainable U.S. Equity Portfolio, Inc. (The): Initial Shares (formerly, Dreyfus Socially Responsible Growth Fund, Inc. (The): Initial Shares)
Investment Advisor:	The Dreyfus Corporation
Sub-advisor	Newton Investment Management (North America) Limited
Investment Objective:	The fund seeks long-term capital appreciation.
(2)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective June 5, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Janus Aspen Series - Forty Portfolio: Service Shares	Janus Henderson VIT Forty Portfolio: Service Shares
Janus Aspen Series - Global Technology Portfolio: Service Shares	Janus Henderson VIT Global Technology Portfolio: Service Shares
Janus Aspen Series - Overseas Portfolio: Service Shares	Janus Henderson VIT Overseas Portfolio: Service Shares
GWP-0668